Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William E. Waltz, the Chief Executive Officer of Atkore International Group Inc., certify that (i) the Annual Report on Form 10-K for the fiscal year ended September 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Atkore International Group Inc.

Dated:	November 19, 2020	/s/ William E. Waltz
William E. Waltz
President and Chief Executive Officer, Director (Principal Executive Officer)